                                                                   Exhibit 10.45

                             BTU INTERNATIONAL, INC.

                1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



     1.   PURPOSE

     The purpose of this 1998 Stock Option Plan for Non-Employee Directors (the "Plan") is to advance the interests of BTU International, Inc. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through the awarding of options ("Options") to purchase shares of the Company's common stock (the "Stock").

     2.   ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant Options in accordance with the Plan to such directors as are eligible to receive Options;
(b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 7, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an Option and to waive any condition or provision of an Option.

     3.   EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company, subject to approval by the stockholders of the Company. No Option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Options previously granted may extend beyond that date.

     4.   SHARES SUBJECT TO THE PLAN

     (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of Options granted under the Plan shall be 50,000. If any Option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such Option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

     (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to Options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

     The Committee may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(j)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     5.   ELIGIBILITY FOR OPTIONS

     A Director eligible to receive Options under the Plan (an "Eligible Director") shall be any director who is not an employee of the Company or of any subsidiary of the Company, and (ii) is not a holder of more than 5% of the outstanding shares of the Stock, or a person who is in control of such holder.

     6.   TERMS AND CONDITIONS OF OPTIONS

     (a) Formula Options. On the date that the Board approves this Plan, each person who is then an Eligible Director shall be awarded on such date an Option covering 1,000 shares of Stock, subject to stockholder approval of the Plan. Each Eligible Director elected for the first time thereafter shall also be awarded on the date of his or her first election an Option covering 2,000 shares of Stock. Thereafter, immediately following the annual meeting of stockholders, each Eligible Director shall be awarded an Option covering 1,000 shares of Stock. The Options awarded under this paragraph (a) are referred to as "Formula Options."

     (b) Discretionary Options. The Committee shall also have the authority under this Plan to award Options to purchase Stock to Eligible Directors in such amounts and on such terms not inconsistent with this Plan as it shall determine at the time of the award. The Options awarded under this paragraph (b) are referred to herein as "Discretionary Options."

     (c) Exercise Price. The exercise price of each Formula Option shall be 100% of the fair market value per share of the Stock at the time the Option is granted. The exercise price of each Discretionary Options shall be set by the Committee. In no event, however, shall the Option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, the fair market value of a share of Stock will be the mean between the high and low sale prices as reported on the principal market on which the Stock is traded or, if no sales are reported, the fair market value as determined in good faith by the Committee.

     (d) Duration of Options. The latest date on which a Option may be exercised (the "Final Exercise Date") shall be (i) in the case of Formula Options, the date which is seven years from the date the Option was granted and (ii) in the case of Discretionary Options, such date as the Committee may determine, but in no event later than seven years from the date the Option was granted.

     (e) Exercise of Options.

     (1) Each Formula Option shall become exercisable as to one-fourth of the shares covered thereby on each anniversary of the date of the grant. Each Discretionary Option shall become exercisable at such time or times as the Committee shall determine.

     (2) Any exercise of an Option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the Option is exercised.

     (3) If an Option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the Option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

     (f) Payment for and Delivery of Stock. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (ii) if so permitted by the Committee, (A) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by having the Company hold back from the shares transferred upon exercise Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or

(C) by delivery of a promissory note of the Option holder to the Company, such note to be payable on such terms as are specified or (D) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (E) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the Option holder.

     An Option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (g) Nontransferability of Options. Except as the Committee shall otherwise provide, no Option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an Option may be exercised only by him or her.

     (h) Death. Except as the Committee shall otherwise provide, upon the death of any director granted Options under this Plan, all Options not then exercisable shall terminate. All Options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within six months after the director's death (subject, however, to the limitations of Section 6(d) regarding the maximum exercise period for such Option). After completion of that six-month period, such Options shall terminate to the extent not previously exercised.

     (i) Other Termination of Service. Except as the Committee shall otherwise provide, if a director's service with the Company terminates for any reason other than death, all Options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(d)), but shall terminate immediately if the director was removed for cause or resigned under circumstances which, in the opinion of the Committee, casts such discredit on him or her as to justify termination of his Options. After completion of that three-month period, such Options shall terminate to the extent not previously exercised, expired or terminated.

     (j) Mergers, etc. Subject to the second paragraph of this paragraph 6(j), in the event of a consolidation or merger in which the Company is not the surviving corporation (other than a consolidation or merger in which the holders of Stock of the Company acquire a majority of the voting stock of the surviving corporation) or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all Options hereunder will terminate, but 20 days prior to the anticipated effective date of any such merger, consolidation, sale, dissolution, or liquidation, all Options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable, provided, that if the transaction is a merger or consolidation that is accounted for as a pooling of interests the Committee shall arrange to have the successor or surviving corporation assume all Options outstanding under this Plan, with such adjustments to the number of shares covered by such Options and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the transaction. Such assumed options shall otherwise be on terms and conditions substantially equivalent to those set forth in this Plan, shall be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, shall terminate on the 180th day following the consummation of the transaction. Options held by Eligible Directors who become directors of the acquiring or surviving corporation shall be governed, mutatis mutandis, by the provisions of this Plan and the agreement evidencing the Option surrendered in substitution.

     Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company as defined in Exhibit A hereto each Option held by each Eligible Director will immediately become fully exercisable.

     7. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION AND EFFECTIVENESS

     Neither adoption of the Plan nor the grant of Options to a director shall affect the Company's right to grant to such director Options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

     The Committee may at any time terminate the Plan as to any further grants of Options. The Committee may at any time or times, amend the Plan for any purpose which may at the time be permitted by law, but no such amendment shall adversely affect the rights of any Optionee (without the Optionee's consent) under any Option previously granted.

                                    EXHIBIT A



     A Change in Control will occur for purposes of this Plan if (i) any individual, corporation, partnership, company or other entity (a "Person") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities of the Company representing more than 30% of the combined voting power of the Company's then outstanding securities (other than as a result of acquisitions of such securities from the Company), (ii) there is a change in control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement, (iii) the Company is a party to, or the stockholders approve, a merger, consolidation, or other reorganization (other than (a) a merger, consolidation or other reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or other reorganization, or (b) a merger, consolidation, or other reorganization effected to implement a recapitalization of the Company, or similar transaction, in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities), a sale of all or substantially all assets, or a plan of liquidation, or (iv) individuals who, at the date hereof, constitute the Board cease for any reason to constitute a majority thereof, PROVIDED, HOWEVER, that any director who is not in office at the date hereof but whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the date hereof or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be deemed to have been in office at the date hereof for purposes of this definition.

     Notwithstanding the foregoing provisions of this Exhibit A, a "Change in Control" will not be deemed to have occurred solely because of the acquisition of beneficial ownership of securities of the Company by an employment benefit plan maintained by the Company for its employees.